                           UNDISCOVERED MANAGERS FUNDS

                       Supplement dated April 14, 2003 to
        the Statement of Additional Information dated December 28, 2002


         THE SECOND PARAGRAPH IN THE SECTION ENTITLED "NET ASSET VALUE" ON PAGE 34 OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Valuations of securities purchased by the Funds are supplied by independent pricing services used by PFPC Inc., as sub-administrator. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded or, in the case of National Association of Securities Dealers Automated Quotations ("NASDAQ") traded securities, the NASDAQ Official Closing Price. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.